UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2025

Bubblr, Inc.

(Exact name of registrant as specified in its charter)

Wyoming	333-260902	86-2355916
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

30 N Gould St., Ste R, Sheridan WY	82801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(646) 814 7184

N/A
(Former name or former address, if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 14, 2025, Manfred Ebensberger resigned as our Chief Executive Officer and Director.

On January 15, 2025, we appointed Tom Symonds as Chief Executive Officer. Mr. Symonds has also been appointed to our Board of Directors. There were no known disagreements with Mr. Ebensberger on any matter relating to our operations, policies, or practices.

On January 15, 2025, our Board of Directors approved an Executive Employment Agreement in favor of Mr. Symonds. The description of the agreement is qualified in its entirety by reference to the complete terms of the agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein. Aside from the Agreement, there are no material direct or indirect interests in transactions between Mr. Symonds and us over the last two years.

Mr. Symonds has been working at the cutting edge of technology for 25 years. He has profound leadership experience developed through managing large digital teams in the corporate space combined with hands-on CEO leadership of 2 early-stage innovators.

Immediately prior to joining Bubblr, Mr. Symonds founded and led Immerse.io to become one of the recognized global leaders in immersive technology for the enterprise. His understanding of how to apply innovative technology to generate revenue from enterprises will be invaluable to EW. Prior to that, he was the CEO of Kublax, one of the pioneers of UK Fintech just as that sector was taking off and seeking to disrupt the online retail banking space.

His digital career began at Sky, leading the internet business and transforming its web presence into a significant revenue generator and robust sales and marketing tool.

Mr. Symonds has not held other directorships over the past five years in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

10.1	Executive Employment Agreement dated January 15, 2025, with Tom Symonds

10.2	Stock Option Grant Notice. Dated January 15, 2024 with Tom Symonds

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 21, 2025	Bubblr, Inc.

	By:	/s/ David Chetwood
	Name:	David Chetwood
	Title:	Chief Financial Officer

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